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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 21, 2006

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-133279
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-133279-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-133279-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 Other Events

Item 8.01. Other Events

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Granite Master Issuer plc, Granite Finance Trustees Limited and Granite Finance Funding 2 Limited are filing a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Series 2006-4 Class A1, Class A4, Class A6, Class B1, Class B2, Class M1, Class M2, Class C1 and Class C2 Notes issued by Granite Master Issuer plc (the "Notes").

Incorporation of Certain Documents by Reference

The consolidated financial statements of UBS AG and its subsidiaries incorporated by reference in this prospectus supplement by reference to the Annual Report on Form 20-F of UBS AG for the year ended December 31, 2005 and the Interim Report on Form 6-K of UBS AG dated June 2, 2006 have been so incorporated in reliance upon the audit report dated March 2, 2006 (except for the impact on the consolidated financial statements of the reclassification of Motor Columbus as a discontinued operation subsequent to its sale on March 23, 2006 as described in note 38 to the consolidated financial statements, as to which the date of the audit report is June 2, 2006) of Ernst & Young Ltd., independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.


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


Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      Not applicable.

(b)   Pro forma financial information:

      Not applicable.

(c)   Exhibits:

Exhibit No.   Description

23.1 Consent of Ernst & Young Ltd., independent registered public accounting firm of UBS AG


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


 Date:   November 21, 2006


                                GRANITE MASTER ISSUER PLC


                                By: L.D.C. Securitisation Director No. 1 Limited
                                By: /s/ S. Tyson
                                    ------------------------------
                                Name:  Sharon Tyson
                                Title: Director


Date:    November 21, 2006


                                GRANITE FINANCE FUNDING 2 LIMITED


                                By: L.D.C. Securitisation Director No. 1 Limited
                                By: /s/ S. Tyson
                                    ------------------------------
                                Name:  Sharon Tyson
                                Title: Director

Date:    November 21, 2006


                                GRANITE FINANCE TRUSTEES LIMITED


                                By: /s/ Daniel Le Blancq
                                    ------------------------------
                                Name:  Daniel Le Blancq
                                Title: Director


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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.

23.1 Consent of Ernst & Young Ltd., independent registered public accounting firm of UBS AG


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